UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 24, 2004


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                  333-80805                52-1779791
   ---------------------------       ------------            --------------
   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


           1133 21st Street, N.W.                           20036
             Washington, D.C.                      ------------------------
         --------------------------                       (Zip Code)
           (Address of principal
             executive offices)


       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 8.01  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $11,787,894 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Farmer Mac II Trust 2004-A Class A Certificates (the "Certificates") on September 24, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated March 26, 2004 and the Prospectus Supplement dated September 24, 2004, to file a copy of the Issue Supplement, which is attached hereto as Exhibit 4.4.4.

     The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.4 to the Registration Statement) dated as of March 31, 2000 between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, as supplemented by an Issue Supplement between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, dated as of September 17, 2004.


Item 9.01  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            4.4.4 Issue Supplement dated as of September 17, 2004 between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                     CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President




Dated:      September 29, 2004